UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 4, 2004
                                                --------------------------------


                    Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                          0-30420                       20-1010495
-----------------------------     ------------------------         -------------------
(State or other jurisdiction      (Commission File Number)          (IRS Employer
     of incorporation)                                             Identification No.)


          100 Eagle Rock Avenue
        East Hanover, New Jersey                                07936
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (973) 560-9400
                                                   -----------------------------



   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 4, 2004, Conversion Services International, Inc. (the "Company") completed the merger of its wholly owned subsidiary, DeLeeuw Conversion LLC ("DCL"), with DeLeeuw Associates, Inc., a privately-held New Jersey corporation ("DAI"). The merger was completed pursuant to that certain Acquisition Agreement among the Company, DAI and Robert C. DeLeeuw ("Mr. DeLeeuw"), and that certain Plan and Agreement of Merger and Reorganization among the Company, DAI and DCL. At the closing of the merger, DAI was merged with and into DCL, and Mr. DeLeeuw received $2,000,000 and 80,000,000 shares of common stock of the Company (approximately 11.9% of the outstanding shares). On March 5, 2004, DCL changed its name to DeLeeuw Associates, LLC ("DAI").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. The financial statements required by Item 7(a) will be filed no later than May 3, 2004.

(b) Pro Forma Financial Information. The financial statements required by Item 7(b) will be filed no later than May 3, 2004.

(c) Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

2.1 Acquisition Agreement, dated February 27, 2004, among the Company, DAI and Mr. DeLeeuw.

2.2 Plan and Agreement of Merger and Reorganization, dated February 27, 2004, among the Company, DAI and DCL.

2.3 Certificate of Merger relating to the merger of DAI and DCL in Delaware.

2.4      Certificate of Merger relating to the merger of DAI and DCL in New
         Jersey.

2.5 Certificate of Amendment to Certificate of Formation relating to name change of DCL.

99.1 Press Release of CSI, dated February 26, 2004, relating to the merger transaction.

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Statements  contained  in  this  Current  Report  on  Form  8-K,  which  are not historical facts, are forward-looking  statements as that term is defined in the
Private  Securities   Litigation  Reform  Act  of  1995.  These  forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                      # # #

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2004                  CONVERSION SERVICES INTERNATIONAL, INC.


                                By: /s/ Scott Newman
                                   ----------------------------------
                                   Name: Scott Newman
                                   Title: President and Chief Executive Officer